UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	COO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On September 27, 2019, The Cooper Companies, Inc. (the “Company”) entered into an Amendment No. 1 to Loan Agreement (the “Amendment to 2018 Loan Agreement”), among the Company, the lenders party thereto, and PNC Bank, National Association (“PNC Bank”), as administrative agent, to amend the Loan Agreement, dated as of November 1, 2018 (the “2018 Loan Agreement”), by and among the Company, the lenders from time to time party thereto, and each of PNC Capital Markets LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as a joint lead arranger and a joint bookrunner, Bank of America, N.A. as syndication agent, and PNC Bank, as administrative agent. The Amendment to 2018 Loan Agreement modifies certain provisions of the 2018 Loan Agreement to, among other things, extend the maturity date for the term loan balance to September 25, 2020 and increase the aggregate principal amount of the term loan facility from an original amount of $400 million to $500 million.

The foregoing description of the Amendment to 2018 Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Loan Agreement, dated as of September 27, 2019, among The Cooper Companies, Inc., the lenders party thereto, and PNC Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Brian G. Andrews
Brian G. Andrews
Chief Financial Officer & Treasurer

Dated: September 27, 2019